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                                                                Exhibit 10(u)


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of January 7, 2002 by and between Regent Communications, Inc., a Delaware corporation, ("Regent" or the "Company") and ComCorp of Lafayette, Inc., a Delaware corporation, (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Amendment No. 1 to Purchase and Sale Agreement dated as of December 7, 2001 (the "Amendment") by and among Regent Broadcasting of Lafayette, Inc., Regent Communications, Inc., ComCorp of Lafayette License Corp., ComCorp Broadcasting, Inc. and the Investor, the Investor has acquired 194,245 shares of Common Stock of Regent, which shares are currently held in escrow pursuant to an Indemnification Escrow Agreement of even date; and

         WHEREAS, this Agreement is being entered into as contemplated by the Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Certain capitalized terms used herein are defined in Appendix A hereto.

         2. Piggyback Registrations.

                  a. Right to Piggyback. At any time following the consummation of the Transactions, if the Company proposes to register any Common Stock in a Qualified Offering and the registration form to be used in such Qualified Offering also may be used for the registration of Registrable Securities, the Company will give written notice to the Holders of Registrable Securities, of the Company's intention to effect such registration as soon as practicable (but in no event less than 30 days before the anticipated filing date of the Company's registration statement with the SEC). Subject to subparagraph 1(b) below, the Company will include in such registration all Registrable Securities with respect to which the Company has received from the Holders written requests for inclusion therein within 20 days after the date on which the Company sends the Piggyback Notice to the Holders.

                  b. Priority of Registration. If any Holder has exercised his right to request a Piggyback Registration and thereafter the Company determines that, or in the case of an underwritten registration, the managing underwriters advise the Company in writing that in their opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, then Company will include in such registration: (i) first, all the securities the


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Company proposes to sell; (ii) second, all the Senior Securities requested to be included in such registration by any Senior Holders, pro rata among such Senior Holders on the basis of the number of securities requested for inclusion in such registration by each such holder; (iii) third, the Registrable Securities and any Pari Passu Securities requested to be included in such registration, pro rata among the Holders and the Pari Passu Holders requesting such registration on the basis of the number of shares of Registrable Securities and Pari Passu Securities requested for inclusion in such registration by each such holder; and
(iv) any other securities requested to be included in such registration, pro rata among the holders of such other securities on the basis of the number of securities requested for inclusion in such registration by each such holder.

                 c. Selection of Underwriters. In the case of an underwritten registration, the Company will have the sole right to select the investment banker(s) and manager(s) to underwrite the offering notwithstanding any Holder's exercise of his right to request a Piggyback Registration.

         2. Holdback Agreements. For so long as he holds Registrable Securities, the Holder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during any time requested by the managing underwriter for the registration in which the Holder is participating following the Holder's exercise of his right to request a Piggyback Registration.

         3. Withdrawal of Registration Statement; Delay or Postponement of Effectiveness. If, at any time after the Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register Common Stock in connection with such registration statement, the Company may, in its sole discretion, give written notice of such determination to the Holders (if such Holder made a request for Piggyback Registration) and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company further may delay or postpone seeking the effectiveness of the registration statement in its sole discretion.

         4. Registration Procedures. Subject to the other provisions of this Agreement including without limitation the provisions of Section 3, whenever a Holder has requested that any Registrable Securities be registered in connection with a Piggyback Registration pursuant to this Agreement, the Company will use reasonable efforts to effect the registration and facilitate the sale and distribution of all such Registrable Securities specified in such registration request in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

                  a. prepare and file with the SEC a registration statement which includes such Registrable Securities and use reasonable efforts to cause such registration statement to become effective and to comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;


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                  b. prepare and file with the SEC such amendments,
post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for the period required by the intended method of disposition, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement, provided, however, that the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act;

                  c. furnish to each Holder, who is selling Registrable Securities, without charge, such number of copies of such registration statement, each amendment, post-effective amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by him;

                  d. use reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Holders (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction (unless the Company is subject to service in such jurisdiction and except as may be required by the Securities Act), or (iv) qualify such Registrable Securities in a given jurisdiction where expressions of investment intent are not sufficient in such jurisdiction to reasonably justify the expense of qualification in that jurisdiction or where such qualification would require the Company to register as a broker or dealer in such jurisdiction);

                  e. promptly notify any Holder who is selling Registrable Securities, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading;

                  f. cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

                  g. otherwise cooperate with the Holders and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to


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

be sold and not bearing any restrictive legends, other than as provided in the Company's certificate of incorporation, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may reasonably request prior to any sale of Registrable Securities to the underwriters;

                  h. along with each Holders who is selling Registrable Securities, enter into such customary agreements (including underwriting agreements in customary form with customary indemnification provisions) with the managing underwriter of such offering; and

                  i. in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Common Stock included in such registration statement for sale in any jurisdiction, the Company will promptly notify each Holder who is selling Registrable Securities and use reasonable efforts to promptly obtain the withdrawal of such order;

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(e) or (i) hereof, he will forthwith discontinue disposition of shares of Common Stock pursuant to a Piggyback Registration until receipt of copies of an appropriate supplement or amendment to the prospectus under paragraph 4(e) or until the withdrawal of such order under paragraph 4(i).

         5. Participation in Registrations. No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents as may be reasonably requested by the Company or the managing underwriters of the offering or as required under the terms of such underwriting arrangements, provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution. Each Holder further agrees that, in connection with any registration of Registrable Securities, he will provide such information to the Company as is requested by the Company and is necessary and/or desirable to ensure full compliance by the Company with federal and state securities laws and that he will have no right to withdraw any of his Registrable Securities included in such offering subsequent to the distribution of any preliminary prospectus by the Company and/or the managing underwriter of such offering absent the written approval by the Company, which approval may be withheld in the Company's sole discretion.

         6. Registration Expenses. All Registration Expenses will be borne by the Company. In connection with any Piggyback Registration undertaken pursuant to this Agreement, the Company and the Holders agree that each of them will bear their own legal fees and expenses and all underwriting fees, commissions, discounts and expenses applicable to the securities sold by them, respectively.


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         7.       Indemnification.

                  a. The Company agrees to indemnify, to the extent permitted by law, the Holders against all losses, claims, damages, liabilities and reasonable expenses, including any of the foregoing, and reasonable fees and expenses of counsel, incurred in investigating, preparing or defending against, and aggregate amounts paid in settlement of, any litigation, action, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, based upon, caused by or arising out of any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto required to be filed or prepared hereunder on behalf the Investor or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by a Holder (or on behalf of a Holder) expressly for use therein.

                  b. In connection with any registration statement in which a Holder is participating, the Holder will furnish to the Company in writing such information relating to the Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, partners, members, stockholders, employees, trustees and officers and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and reasonable expenses as incurred, including any of the foregoing, and reasonable fees and expenses of counsel incurred in investigating, preparing or defending against, and aggregate amounts paid in settlement of, any litigation, action, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever, based upon, caused by or arising out of any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by the Holder expressly for such purpose.

                  c. Any Person entitled to indemnification hereunder will (i) give reasonably prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.


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

                  d. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, agent or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason. Such right to contribution shall be in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other (in such proportions that the Holder is severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action.

         The parties hereto agree that it would not be just or equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediate preceding paragraph, provided, however, that in no event shall the aggregate liability, if any, of any Holder pursuant to this Section 7 exceed the net proceeds from his sale of Registrable Securities. No person found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         8.       Miscellaneous.

                  a. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. The Holders further agree that no Holder shall have any right to obtain or seek to obtain an injunction restraining or otherwise delaying any registration undertaken by the Company as the result of any controversy or dispute that might arise with respect to the interpretation or implementation of this Agreement nor shall any holder have any right to compel or seek to compel the Company to accelerate the effectiveness of any registration that the Company has delayed or withdrawn in accordance with Section 3 hereof.


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                  b. Amendments and Waivers. Except as otherwise provided
herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding.

                  c. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, including any pledgee, whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder or pledgee of Registrable Securities provided that such subsequent holder executes a counterpart to this Agreement and agrees to be bound to the terms hereof. The parties hereto expressly agree that in the event that the Investor and any subsequent Holder distributes Registrable Securities to any third party, all covenants and agreements in this Agreement shall inure to the benefit of such distributees of the Registrable Securities provided that such subsequent holder executes a counterpart to this Agreement and agrees to be bound to the terms hereof.

                  d. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  e. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                  f. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  g. Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  h. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the parties hereto at the address indicated on the records of the Company and to the Company at the address indicated below:


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                           Regent Communications, Inc.
                           100 East RiverCenter Blvd.
                           9th Floor
                           Covington, Kentucky 41011
                           Attention: Anthony A. Vasconcellos

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  i. This Agreement represents the entire agreement of the parties with respect to the subject matter contained herein and supersede all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              REGENT COMMUNICATIONS, INC.

                                              By: ______________________________

                                              Its:______________________________

                                              INVESTOR

                                              COMCORP OF LAFAYETTE, INC.

                                              By: ______________________________

                                              Its:______________________________



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                                   APPENDIX A

                                   DEFINITIONS

         "Common Stock" means shares of the common capital stock of Regent.

         "Company" means Regent.

         "Holder" means any person, including the Investor, owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with the terms of this Agreement.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Pari Passu Holder" means any Person who is a holder of Common Stock and to whom the Company has granted piggyback registration rights substantially equivalent to the rights granted to the Investor pursuant to this Agreement.

         "Pari Passu Securities" means any Common Stock held by a Pari Passu Holder that would qualify as Registrable Securities hereunder if the Investor held such securities.

         "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

         "Piggyback Notice" means the notice delivered by the Company to the Investor under Section 1(a) of this Agreement.

         "Piggyback Registration" means the registration of Registrable Securities pursuant to Section 1(a) of this Agreement.

         "Qualified Offering" means a primary registered offering of Common Stock by the Company, other than pursuant to (i) a registration on Form S-4 or any successor form, (ii) an offering of securities in connection with an employee benefit, stock dividend, stock ownership or dividend reinvestment plan,
(iii) an offering of securities or any securities convertible into or exchangeable or exercisable for such securities of the Company, for non-cash consideration to persons selling stock or assets to the Company, (iv) any other offering of securities that is otherwise directly related to securities to be issued in a merger, acquisition of the stock or assets of another entity or in any similar transaction, including any registration providing for the resale of the securities issued in such a transaction, or (v) Regent's Form S-3 registration statement, SEC File No. 333-74704, as initially filed with the SEC on December 6, 2001.

         "Regent" means Regent Communications, Inc., a Delaware corporation.

         "register," "registered" and "registration" mean any registration effected by preparing and filing a registration statement or similar document with the SEC in compliance with the

Securities Act, and the declaration of ordering or effectiveness of such registration statement or document.

         "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Person engaged by the Company in preparing or assisting in preparing, word processing, printing and distributing any registration statement, prospectus, certificates or other documents relating to the performance of or compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 4(f) hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters, if any, required by or incident to such performance and compliance. Registration Expenses do not include discounts, commissions, fees and expenses, including legal fees, of underwriters or of holders of Registrable Securities.

         "Registrable Securities" means the 194,245 shares of Common Stock issued to the Investor in connection with the Transactions, including any such shares that subsequently were received by the Investor by way of replacement, stock dividend, stock split or in connection with a combination of shares of stock, recapitalization, merger, consolidation or other reorganization for the Common Stock. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been sold to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or when they become eligible for sale under Rule 144 under the Securities Act without regard to the volume limitations set forth in Rule 144(e) under the Securities Act.

         "SEC" means the U.S. Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "Senior Holders" means any Person who is a party to that certain Registration Rights Agreement dated as of June 15, 1998, including any amendment thereto, who is a holder of shares of stock of the Company issued by the Company, and any other Person to whom the Company grants rights regarding the registration of Common Stock which are senior in any respect to the Registrable Securities.

         "Senior Securities" means any shares of stock of the Company held by a Senior Holder.

         "Transactions" has the meaning set forth in the second Whereas clause of this Agreement.